SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) — January 31, 2007
BELL INDUSTRIES, INC.

(Exact name of Registrant as specified in its Charter)

California	001-11471	95-2039211

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8888 Keystone Crossing, Suite #1700, Indianapolis, IN		46240

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (317) 704-6000

(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
     As previously reported in our current report on Form 8-K filed on February 6, 2007, pursuant to the Asset Purchase Agreement dated November 10, 2006, as amended on November 16, 2006 and January 31, 2007, Bell Industries, Inc. (“Bell”) completed the acquisition of substantially all the assets of SkyTel Corp., (“SkyTel”) an indirect subsidiary of Verizon Communications Inc., (“Verizon”) on January 31, 2007. This Current Report on Form 8-K/A is being filed to provide certain audited financial statements and certain unaudited pro forma financial information required by Item 9.01 of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (a)      Financial Statements of Business Acquired.
     As a result of SkyTel being part of much larger organizations during the periods under audit, SkyTel was not accounted for as a stand alone business segment and did not maintain a complete general ledger or prepare full financial statements. For a more detailed explanation, see Note 1 to the audited financial statements which is included herein as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.
     Pursuant to a letter dated January 26, 2007 from the Securities and Exchange Commission (the “Commission”), the Commission stated that it would not object to Bell’s proposal to file audited Statements of Assets Acquired and Liabilities Assumed and audited Statements of Revenues and Direct Expenses of the SkyTel business instead of full financial statements required by Rule 3-05 of Regulation S-X. Included herein as Exhibit 99.1 to this Form 8-K/A are the following:

•	Report of the Independent Registered Accounting Firm

•	Statements of Assets Acquired and Liabilities Assumed as of December 31, 2006 and 2005

•	Statements of Revenues and Direct Expenses for the years ended December 31, 2006, 2005 and 2004

•	The related Notes to the Financial Statements
     (b)      Pro Form Financial Information.
     Pursuant to the January 26, 2007 letter from the Commission, the Commission stated that it would not object to Bell’s proposal to file a pro forma combined balance sheet as of December 31, 2006, and a pro forma combined statement of operations for the year ended December 31, 2006, in lieu of the pro forma information required under Article 11 of Regulation S-X. Included herein as Exhibit 99.2 to this Form 8-K/A are the following:

•	Introduction to Pro Forma Combined Financial Statements

•	Pro Forma Combined Balance Sheet as of December 31, 2006

•	Pro Forma Combined Statement of Operations for the year ended December 31, 2006

•	Notes to Pro Forma Combined Financial Statements
     (c)      Shell Company Transactions.
     Not Applicable

     (d)      Exhibits.
99.1—	Audited Financial Statements of SkyTel Corp as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006.

99.2—	Pro Forma Combined Financial Statements (Unaudited).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BELL INDUSTRIES, INC.
Date: April 18, 2007	By:	/s/ Kevin J Thimjon
		Name:	Kevin J. Thimjon
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Audited Financial Statements of SkyTel Corp as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006.

99.2	Pro Forma Combined Financial Statements (Unaudited).